Note 16 - Pension Plan - Net Periodic Pension Cost (Details) - Pension Plan [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Gross employer service cost	$ 1,501	$ 1,378
Plan participant contributions	(308)	(336)
Interest cost on service cost	27	34
Employer's service cost	1,220	1,076
Interest cost	701	794
Expected net return on plan assets	(640)	(787)
Other costs	166	168
Total employer's pension expense	$ 1,447	$ 1,251